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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2008
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-31565                 06-1377322
--------------------------------   ----------------------   --------------------
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 8.01         Other Events
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                           On February 25, 2008, John M. Tsimbinos, a director
                  of New York Community Bancorp, Inc. (the "Company"), adopted a pre-arranged trading plan (the "Plan") in order to sell shares for estate planning purposes. The Plan, which was approved by the Board of Directors of the Company in conformity with the Company's by-laws, is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions by insiders. The Plan provides for the sale of up to 200,000 of the 1,862,451 shares held directly by Mr. Tsimbinos and up to 300,000 of the 659,836 shares held indirectly by Mr. Tsimbinos through a grantor retained annuity trust.

                           In addition, the Plan provides that sales may be
                  made, subject to minimum price thresholds that are above the current market, from March 10, 2008 through April 30, 2009. During the more than one-year period of the Plan, if all of the designated shares are sold, without consideration of other activity, Mr. Tsimbinos will still hold 2,156,396 shares in various accounts, plus options to purchase an additional 33,389 shares.




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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2008                NEW YORK COMMUNITY BANCORP, INC.
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                                       /s/ Ilene A. Angarola
                                       ---------------------
                                       Ilene A. Angarola
                                       Executive Vice President
                                       and Director, Investor Relations